UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2015

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois	60196
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On August 18, 2015, the Board of Directors of Motorola Solutions, Inc. (the “Company”) adopted resolutions appointing Mr. Egon P. Durban and Mr. Greg K. Mondre to serve as directors of the Company with a term beginning immediately upon the closing of the convertible note issuance pursuant to the Investment Agreement (as described below), which is expected to occur on August 25, 2015. In connection with the appointment of Messrs. Durban and Mondre, the size of the Board of Directors of the Company will be increased from eight to ten members. Messrs. Durban and Mondre were not elected to a Committee of the Board of Directors at this time.

Mr. Durban is being appointed to the Company’s Board of Directors pursuant to the Investment Agreement (the “Investment Agreement”) dated as of August 4, 2015 among the Company and Silver Lake Partners IV, L.P. and Silver Lake Partners IV Cayman (AIV II), L.P. (together, “Silver Lake”). The Investment Agreement was previously filed as Exhibit 10.1 to the Company’s August 5, 2015 Current Report on Form 8-K (the “August 5 8-K”), and is incorporated by reference herein. In addition, the Board of Directors is appointing Mr. Mondre, who is affiliated with Silver Lake, in connection with the transactions with Silver Lake.

The description of the arrangements and understandings with respect to Board representation in the Investment Agreement described in the August 5 8-K is incorporated by reference herein.

Except for the Investment Agreement, there are no arrangements or understandings pursuant to which Mr. Durban will be appointed to the Board, and except for the transactions contemplated by the Investment Agreement, there are no arrangements or understandings pursuant to which Mr. Mondre will be appointed to the Board. Since the beginning of the last fiscal year, there have been no related party transactions between the Company and Mr. Durban or Mr. Mondre that would be reportable under Item 404(a) of Regulation S-K.

Messrs. Durban and Mondre will receive the standard compensation received by non-employee directors. This compensation arrangement was described in the Company’s definitive proxy statement on Schedule 14A filed on March 31, 2015 with the U.S. Securities and Exchange Commission. As disclosed in the definitive proxy statement, a non-employee director will be granted deferred stock units, pro-rated based on the number of full months served with a value of $11,666.67 per month, divided by the closing price of Company Stock on the date the election occurs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: August 19, 2015	By:	/s/ Michelle M. Warner
		Name:	Michelle M. Warner

		Title:	Corporate Vice President, Deputy General Counsel and Secretary